								Exhibit 10.1

		  AGREEMENT REGARDING LIMITED CONSENT AND WAIVER


	This Agreement Regarding Limited Consent and Waiver (this "Agreement") is dated as of September 30, 1996 and is entered into by and among Clark Refining & Marketing, Inc., a Delaware corporation (the "Company"), and the financial institutions party hereto (the "Banks").

					RECITALS

	     WHEREAS, the Company has entered into the Amended and Restated Credit Agreement dated as of April 19, 1995 with the financial institutions party thereto, as amended by (i) the First Amendment to Amended and Restated Credit Agreement dated as of June 14, 1995,
	(ii) the Second Amendment to Amended and Restated Credit Agreement dated as of November 27, 1995, (iii) the Third Amendment to Amended and Restated Credit Agreement dated as of January 31, 1996, and (iv) the Fourth Amendment to Amended and Restated Credit Agreement dated as of July 12, 1996 (as so amended, the "Credit Agreement") Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

	     WHEREAS, Holdings has entered into a crude oil supply arrangement consisting of (i) a Crude Oil Purchase Contract dated as of December 1, 1995 between Holdings and Occidental C.O.B. Partners, (ii) a Crude Oil Marketing Contract dated as of December 1, 1995 between Holdings and Occidental Crude Sales, Inc., (iii) a Letter of Credit Agreement dated as of December 1, 1995 between Holdings and Occidental Petroleum Corporation, and (iv) a Guaranty of occidental Petroleum Company in favor of Holdings dated as of December 1, 1995 (collectively, the "Crude Oil Purchase Agreements").

	     WHEREAS, Holdings has entered into various hedging and forward sale contracts (the "Forward Contracts") with various financial and trading institutions that relate to deliveries expected under the Crude Oil Purchase Agreements.

	     WHEREAS, there would be a positive cash value resulting from the liquidation of Holdings' position with respect to the Crude Oil Purchase Agreements and the Forward Contracts.

	     WHEREAS, Holdings desires to assign and contribute as additional capital to the Company, in exchange for newly issued shares of the Company, all of Holdings' interests in the Crude Oil Purchase Agreements and the Forward Contracts.

	     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and Covenants herein contained, the parties hereto agree as follows:

	1. Contribution by Holdings. An amount equal to the cash proceeds (net of all costs and expenses incurred by Holdings or the Company in connection with the transactions Contemplated hereby) that result from the transfer described in Section 2(ii) below (such amount being the "Net Cash Proceeds") shall be deemed to be a contribution by Holdings of additional capital to the Company in the form of cash.

	2.   Consent to Dividends.  The undersigned Banks hereby consent to
	(i) one or more cash dividends (the "Dividends") declared and made by the Company to Holdings in an aggregate amount not exceeding the Net Cash Proceeds and (ii) the sale or assignment of all of the Company's interests in the Crude Oil Purchase Agreements and the Forward Contracts to a third party.

	3. Limited Waiver. The undersigned Banks hereby waive compliance by the Company with the requirements of Sections 8.02 (regarding disposition of assets) and 8.11 (regarding restricted payments) of the Credit Agreement, to the extent, and only to the extent, necessary to permit Holdings and the Company to consummate the transactions described in Sections 1 and 2 of this Agreement.

	4. Conditions Precedent. This Agreement shall become effective upon the satisfaction in full of each of the following conditions:

	(i) each of the Company, the Administrative Agent and Banks sufficient to constitute Majority Banks under the Credit Agreement shall have executed and delivered to Administrative Agent a counterpart signature page hereto; and

	(ii) Administrative Agent, on behalf of the Banks, shall have received an opinion of Mayer, Brown & Platt, counsel to the Company, addressed to the Administrative Agent and the Banks, in form and substance satisfactory to Administrative Agent and the Banks.

	5. Effect. The agreements and waivers set forth herein shall be limited precisely as written and nothing in this Agreement shall be deemed to waive any other term, provision or condition of the Credit Agreement or prejudice any right or remedy that the Banks or the Administrative Agent may now have or may in the future have under or in connection with the Credit Agreement. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

	6. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

	7. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute but one and the same instrument.

			 [remainder of page intentionally blank]

	     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


					CLARK REFINING & MARKETING, INC.

					By:     /s/  M. J. Clark

					Name:   Maura J. Clark

					Title:  Executive Vice President
						& Chief Financial Officer

					BANK OF AMERICA NATIONAL TRUST
					AND SAVINGS ASSOCIATION,
					as Administrative Agent

					By:     /s/  Judith L. Kramer

					Name:   Judith L. Kramer

					Title:  Vice President


					BANK OF AMERICA NATIONAL TRUST
					AND SAVINGS ASSOCIATION, as an
					Issuing Bank and as a Bank

					By:     /s/  David E. Sisler

					Name:   David E. Sisler

					Title:  Vice President

					THE TORONTO-DOMINION BANK, as
					Syndications Agent, as a
					Co-Arranger, as an Issuing Bank
					and as a Bank

		`                       By:     /s/  L. Allison

					Name:   Lisa Allison

					Title:  Manager, Credit Administration

					BANKERS TRUST COMPANY, as
					Documentation Agent, as a Co-Arranger,
					as an Issuing Bank and as a Bank

					By:     /s/  Basil Palmeri

					Name:   Basil Palmeri

					Title:  Vice President


					THE FIRST NATIONAL BANK OF
					BOSTON, as an Issuing Bank and
					as a Bank

					By:     /s/  Christopher Holmgren

					Name:   Christopher Holmgren

					Title:  Director


					BANK OF AMERICA ILLINOIS, N.A.,
					as an Issuing Bank

					By:     /s/  David Sisler

					Name:   David Sisler

					Title:  Vice President


					UNION BANK, as a Bank

					By:     /s/  W. M. Roth

					Name:   Walter M. Roth

					Title:  Vice President

					CREDIT LYONNAIS NEW YORK BRANCH,
					as a Bank

					By:

					Name:

					Title:


					CREDIT LYONNAIS CAYMAN ISLAND
					BRANCH, as a Bank

					By:

					Name:

					Title:


					THE LONG-TERM CREDIT BANK OF
					JAPAN, LTD., CHICAGO BRANCH, as
					a Bank

					By:

					Name:

					Title:


					NBD BANK, as a Bank

					By:     /s/  Steven P. Capouch

					Name:   Steven P. Capouch

					Title:  First Vice President

					ABN AMRO BANK N.V , CHICAGO
					BRANCH, as a Bank

					By:     /s/  Scott J. Albert

					Name:   Scott J. Albert

					Title:  Vice President


					By:     /s/  Mary L. Honda

					Name:   Mary L. Honda

					Title:  Vice President


					BANK OF SCOTLAND, NEW YORK
					BRANCH, as a Bank

					By:     /s/  Catherine M. Oniffrey

					Name:   Catherine M. Oniffrey

					Title:  Vice President


					THE FUJI BANK, LIMITED, CHICAGO
					BRANCH, as a Bank

					By:     /s/  Hidekazu Seo

					Name:   Hidekazu Seo

					Title:  General Manager


					COMERICA BANK, as a Bank

					By:     /s/  Darlene Persons

					Name:   Darlene Persons

					Title:  Vice President

					THE  INDUSTRIAL BANK OF JAPAN,
					LIMITED, as a Bank

					By:     /s/  Hiroski Nakamura

					Name:   Hiroaki Nakamura

					Title:  Joint General Manager


					NATIONAL CITY BANK, as a Bank

					By:

					Name:

					Title:


					THE MITSUBISHI TRUST AND BANKING
					CORPORATION, CHICAGO BRANCH, as
					a Bank

					By:     /s/  Masaaki Yamagishi

					Name:   Masaaki Yamagishi

					Title:  Chief Manager


					THE YASUDA TRUST AND BANKING
					CO., LTD., CHICAGO BRANCH
					as a Bank

					By:     /s/  Joseph C. Meek

					Name:   Joseph C. Meek

					Title:  Deputy General Manager


					WELLS FARGO BANK, N.A.,
					as a Bank

					By:

					Name:

					Title: